POWER OF ATTORNEY


      The undersigned hereby constitutes Charles L. Dunlap, Jerry L. Little, Jr. and Eliot G. Bowytz, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Precision Auto Care, Inc. ("Precision") for use in connection with the employee benefit plans listed below maintained by Precision and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the (i) 1998 Outside Directors' Stock Option Plan, (ii) 1999 Employee Stock Option and Restricted Stock Plan and (iii) an additional 100,000 shares of common stock issuable pursuant to employment and severance agreements with former and current executive officers of Precision Auto Care.


/s/ Charles L. Dunlap
_____________________________                   August 6, 1999
Charles L. Dunlap
President, Chief Executive Officer
  and Director

                                POWER OF ATTORNEY


      The undersigned hereby constitutes Charles L. Dunlap, Jerry L. Little, Jr. and Eliot G. Bowytz, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Precision Auto Care, Inc. ("Precision") for use in connection with the employee benefit plans listed below maintained by Precision and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the (i) 1998 Outside Directors' Stock Option Plan, (ii) 1999 Employee Stock Option and Restricted Stock Plan and (iii) an additional 100,000 shares of common stock issuable pursuant to employment and severance agreements with former and current executive officers of Precision Auto Care.

/s/ Jerry L. Little
_____________________________                   August 6, 1999
Jerry L. Little,
Chief Financial Officer and Senior
  Vice President

                                POWER OF ATTORNEY


      The undersigned hereby constitutes Charles L. Dunlap, Jerry L. Little, Jr. and Eliot G. Bowytz, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Precision Auto Care, Inc. ("Precision") for use in connection with the employee benefit plans listed below maintained by Precision and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the (i) 1998 Outside Directors' Stock Option Plan, (ii) 1999 Employee Stock Option and Restricted Stock Plan and (iii) an additional 100,000 shares of common stock issuable pursuant to employment and severance agreements with former and current executive officers of Precision Auto Care.

/s/ John N. Tarrant
_____________________________                   August 5, 1999
John N. Tarrant
Controller

                                POWER OF ATTORNEY


      The undersigned hereby constitutes Charles L. Dunlap, Jerry L. Little, Jr. and Eliot G. Bowytz, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Precision Auto Care, Inc. ("Precision") for use in connection with the employee benefit plans listed below maintained by Precision and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the (i) 1998 Outside Directors' Stock Option Plan, (ii) 1999 Employee Stock Option and Restricted Stock Plan and (iii) an additional 100,000 shares of common stock issuable pursuant to employment and severance agreements with former and current executive officers of Precision Auto Care.

/s/ Lynn E. Caruthers
_____________________________                   August 3, 1999
Lynn E. Caruthers
Chairperson and Director

                                POWER OF ATTORNEY


      The undersigned hereby constitutes Charles L. Dunlap, Jerry L. Little, Jr. and Eliot G. Bowytz, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Precision Auto Care, Inc. ("Precision") for use in connection with the employee benefit plans listed below maintained by Precision and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the (i) 1998 Outside Directors' Stock Option Plan, (ii) 1999 Employee Stock Option and Restricted Stock Plan and (iii) an additional 100,000 shares of common stock issuable pursuant to employment and severance agreements with former and current executive officers of Precision Auto Care.

/s/ Richard O. Johnson
_____________________________                   August 3, 1999
Richard O. Johnson
Director

                                POWER OF ATTORNEY


      The undersigned hereby constitutes Charles L. Dunlap, Jerry L. Little, Jr. and Eliot G. Bowytz, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Precision Auto Care, Inc. ("Precision") for use in connection with the employee benefit plans listed below maintained by Precision and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the (i) 1998 Outside Directors' Stock Option Plan, (ii) 1999 Employee Stock Option and Restricted Stock Plan and (iii) an additional 100,000 shares of common stock issuable pursuant to employment and severance agreements with former and current executive officers of Precision Auto Care.

/s/ Harry G. Pappas, Jr.
_____________________________                   August 4, 1999
Harry G. Pappas, Jr.
Director

                                POWER OF ATTORNEY


      The undersigned hereby constitutes Charles L. Dunlap, Jerry L. Little, Jr. and Eliot G. Bowytz, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Precision Auto Care, Inc. ("Precision") for use in connection with the employee benefit plans listed below maintained by Precision and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the (i) 1998 Outside Directors' Stock Option Plan, (ii) 1999 Employee Stock Option and Restricted Stock Plan and (iii) an additional 100,000 shares of common stock issuable pursuant to employment and severance agreements with former and current executive officers of Precision Auto Care.

/s/ George A. Bavelis
_____________________________                   August 2, 1999
George A. Bavelis
Director

                                POWER OF ATTORNEY


      The undersigned hereby constitutes Charles L. Dunlap, Jerry L. Little, Jr. and Eliot G. Bowytz, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Precision Auto Care, Inc. ("Precision") for use in connection with the employee benefit plans listed below maintained by Precision and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the (i) 1998 Outside Directors' Stock Option Plan, (ii) 1999 Employee Stock Option and Restricted Stock Plan and (iii) an additional 100,000 shares of common stock issuable pursuant to employment and severance agreements with former and current executive officers of Precision Auto Care.

Woodley A. Allen
_____________________________                   August 3, 1999
Woodley A. Allen
Director

                                POWER OF ATTORNEY


      The undersigned hereby constitutes Charles L. Dunlap, Jerry L. Little, Jr. and Eliot G. Bowytz, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Precision Auto Care, Inc. ("Precision") for use in connection with the employee benefit plans listed below maintained by Precision and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the (i) 1998 Outside Directors' Stock Option Plan, (ii) 1999 Employee Stock Option and Restricted Stock Plan and (iii) an additional 100,000 shares of common stock issuable pursuant to employment and severance agreements with former and current executive officers of Precision Auto Care.

/s/ Bassam N. Ibrahim
_____________________________                   August 2, 1999
Bassam N. Ibrahim
Director

                                POWER OF ATTORNEY


      The undersigned hereby constitutes Charles L. Dunlap, Jerry L. Little, Jr. and Eliot G. Bowytz, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Precision Auto Care, Inc. ("Precision") for use in connection with the employee benefit plans listed below maintained by Precision and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the (i) 1998 Outside Directors' Stock Option Plan, (ii) 1999 Employee Stock Option and Restricted Stock Plan and (iii) an additional 100,000 shares of common stock issuable pursuant to employment and severance agreements with former and current executive officers of Precision Auto Care.

/s/ Arthur Kellar
_____________________________                   August 2, 1999
Arthur Kellar
Director

                                POWER OF ATTORNEY


      The undersigned hereby constitutes Charles L. Dunlap, Jerry L. Little, Jr. and Eliot G. Bowytz, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Precision Auto Care, Inc. ("Precision") for use in connection with the employee benefit plans listed below maintained by Precision and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the (i) 1998 Outside Directors' Stock Option Plan, (ii) 1999 Employee Stock Option and Restricted Stock Plan and (iii) an additional 100,000 shares of common stock issuable pursuant to employment and severance agreements with former and current executive officers of Precision Auto Care.

/s/ Gerald A. Zamensky
_____________________________                   August 6, 1999
Gerald A. Zamensky
Director

                                POWER OF ATTORNEY


      The undersigned hereby constitutes Charles L. Dunlap, Jerry L. Little, Jr. and Eliot G. Bowytz, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Precision Auto Care, Inc. ("Precision") for use in connection with the employee benefit plans listed below maintained by Precision and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the (i) 1998 Outside Directors' Stock Option Plan, (ii) 1999 Employee Stock Option and Restricted Stock Plan and (iii) an additional 100,000 shares of common stock issuable pursuant to employment and severance agreements with former and current executive officers of Precision Auto Care.

/s/ William R. Klumb
_____________________________                   August 11, 1999
William R. Klumb
Director

                                POWER OF ATTORNEY


      The undersigned hereby constitutes Charles L. Dunlap, Jerry L. Little, Jr. and Eliot G. Bowytz, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Precision Auto Care, Inc. ("Precision") for use in connection with the employee benefit plans listed below maintained by Precision and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the (i) 1998 Outside Directors' Stock Option Plan, (ii) 1999 Employee Stock Option and Restricted Stock Plan and (iii) an additional 100,000 shares of common stock issuable pursuant to employment and severance agreements with former and current executive officers of Precision Auto Care.

/s/ Bernard H. Clineburg
_____________________________                   August 6, 1999
Bernard H. Clineburg
Director

                                POWER OF ATTORNEY


      The undersigned hereby constitutes Charles L. Dunlap, Jerry L. Little, Jr. and Eliot G. Bowytz, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "Commission") one or more registration statements on Form S-8 for the purpose of registering under the Securities Act of 1933, as amended (the "Securities Act"), common stock of Precision Auto Care, Inc. ("Precision") for use in connection with the employee benefit plans listed below maintained by Precision and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act (collectively "Filings"), granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. The foregoing Power of Attorney relates to Filings with respect to the (i) 1998 Outside Directors' Stock Option Plan, (ii) 1999 Employee Stock Option and Restricted Stock Plan and (iii) an additional 100,000 shares of common stock issuable pursuant to employment and severance agreements with former and current executive officers of Precision Auto Care.

/s/ Effie L. Eliopulos
_____________________________                   August 2, 1999
Effie L. Eliopulos
Director